INVESTOR RIGHTS AGREEMENT

Dated as of September 28, 2011

INVESTOR RIGHTS AGREEMENT

This Investor Rights Agreement is dated as of September 28, 2011, and is entered into by Resource Holdings, Inc., a Nevada corporation (the “Company”), and West Ventures, LLC (the “Investor”).

WHEREAS, pursuant to that certain Common Share Purchase and Revenue Share Agreement between Company and Investor of even date herewith (the “Purchase Agreement”), the Company agreed to enter into Investor Rights Agreement with Investor in accordance with the registration rights and conditions generally set forth therein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

 1.1           Defined Terms.  As used in this Agreement, terms defined in the headings and the recitals shall have their respective assigned meanings, and the following capitalized terms shall have the meanings ascribed to them below:

“Affiliate” shall mean any Person who is an “affiliate” of such Person as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

“Agreement” means this Investor Rights Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Board” shall mean the Board of Directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.

“Closing Price” means, with respect to the Common Stock, as of the date of determination:  (a) if the Common Stock is listed on a national securities exchange, the closing price per share of the Common Stock on such officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by FINRA, the last trading price per share of the Common Stock on such date; (c) if there shall have been no trading on such date or if the Common Stock is not designated as a national market system security by FINRA, the average of the reported closing bid and asked prices of the Common Stock on such date as shown by The Nasdaq Stock Market, Inc. (or its successor) and reported by any member firm of The New York Stock Exchange, Inc. selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board.  If trading is conducted on a continuous basis on any exchange, then the closing price shall be determined at 4:00 p.m., New York City time.

“Commission” means the U.S. Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

“Common Stock” means the shares of common stock, $0.001 par value per share, of the Company, as adjusted to reflect any merger, consolidation, recapitalization, reclassification, split-up, stock dividend, rights offering or reverse stock split made, declared or effected with respect to the Common Stock.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Indemnitee” has the meaning set forth in Section 2.8(a) hereof.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, or any similar or successor statute.

“Expenses” means all expenses incurred by the Company incident to the Company’s performance of or compliance with its obligations under this Agreement, including, without limitation, all registration, filing, listing, stock exchange and FINRA fees, all fees and expenses of complying with state securities or blue sky laws (including the reasonable fees, disbursements and other charges of counsel for the underwriters in connection with blue sky filings), all of the Company’s word processing, duplicating and printing expenses, messenger, telephone and delivery expenses, the fees, disbursements and other charges of counsel for the Company and of its independent registered public accounting firm, including the expenses incurred in connection with “cold comfort” letters required by or incident to such performance and compliance, the fees and expenses incurred by the Company in connection with the listing of the securities to be registered on each securities exchange or national market system on which similar securities issued by the Company are then listed, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, the fees and expenses of any special experts retained by the Company in connection with such registration, and the fees and expenses of other persons retained by the Company, but excluding underwriting discounts and commissions and applicable transfer taxes, if any, and any fees and expenses of counsel for any seller of Registrable Securities which discounts, commissions, transfer taxes, fees and expenses shall be borne by the seller or sellers of Registrable Securities in all cases.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means (a) the government of any nation, state, city, locality or other political subdivision thereof, (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and (c) any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Investor” has the meaning set forth in the Preamble hereto.

“Investor Information” has the meaning set forth in Section 2.4 hereof.

“Investor Indemnitee” has the meaning set forth in Section 2.8(b) hereof.

“Loss” and “Losses” have the meanings set forth in Section 2.8(a) hereof.

“Market Price” means, on any date of determination, the average of the daily Closing Price of the Registrable Securities during the immediately preceding thirty (30) days on which the national securities exchanges are open for trading.

“Offering Documents” has the meaning set forth in Section 2.8(a) hereof.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint stock company, trust, unincorporated organization or other entity.

“Public Offering” means a public offering and sale of Common Stock pursuant to an effective registration statement filed under the Securities Act.

“Purchase Agreement” has the meaning set forth in the recitals to this Agreement.

“Registrable Securities” means (i) the Common Stock issued pursuant to the Purchase Agreement and held by the Investor, (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investor after the date hereof; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; provided, however, that a share of Common Stock will cease to be Registrable Securities upon the earliest to occur of the time that (i) such share has been sold under a registration statement effected pursuant hereto or pursuant to Rule 144 promulgated under the Securities Act; (ii) such share, along with all of the other shares held by the Investor, may immediately be sold under Rule 144 in a given ninety (90) day period and the Investor owns less than 1% of the outstanding Common Stock; (iii) such share is eligible for sale under Rule 144(b)(1) without regard to the volume limitations contained in Rule 144(e); or (iv) such share is proposed to be sold or distributed by a person not entitled to registration rights granted by this Agreement.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar or successor statute.

 “Subsidiary” shall mean with respect to any Person, any corporation, partnership, association or other business entity of which fifty percent (50%) or more of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote generally in the election of directors, managers or trustees thereof, or fifty percent (50%) or more of the equity interest therein, is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of such Person or a combination thereof.

1.2           Other Definitional Provisions; Interpretation.

(a)           The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection and Schedule references are to this Agreement unless otherwise specified.

(b)           The headings in this Agreement are included for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

(c)           The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

ARTICLE II

REGISTRATION RIGHTS

2.1           Securities Act Registration on Request.

(a)           Request.  At any time and from time to time after the date hereof, Investor may make a written request to the Company for the registration with the Commission under the Securities Act of all or part of Investor’s Registrable Securities, which request shall specify the number of shares of Registrable Securities to be disposed of by Investor and the proposed plan of distribution therefor.  Upon the receipt of any request for registration made in accordance with the terms of this paragraph, the Company will use its reasonable best efforts to effect, at the earliest practicable date, such registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by Investor, all to the extent necessary to permit the disposition (in accordance with Section 2.1(c) hereof) of the Registrable Securities so to be registered; provided that:

  (A)           if the intended method of distribution is an underwritten Public Offering, the Company shall not be required to effect such registration pursuant to this Section 2.1(a) unless such underwriting shall be conducted on a “firm commitment” basis;

  (B)           if the Company has previously effected a registration pursuant to this Section 2.1(a) or Section 2.1(g) hereof, the Company shall not be required to effect any registration pursuant to this Section 2.1(a) until a period of 180 days shall have elapsed from the date on which such previous registration ceased to be effective;

  (C)           the Company shall not be required to effect any registration to be effected pursuant to this Section 2.1(a) unless the shares of Registrable Securities proposed to be sold in such registration have an aggregate price (calculated based upon the Market Price of such Registrable Securities as of the date of such request) of at least $1,000,000;

  (D)           if at the time a demand for registration is made under this Section 2.1(a), the Company is a (1) “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act) or (2) eligible to use Form S-3 for primary offerings pursuant to General Instruction I.B.1 of such form, then in each case the Company’s obligation to file a registration statement under this Section 2.1(a) shall be deemed satisfied if there is a Form S-3 on file pursuant to which Investor shall be entitled to dispose of all its Registrable Securities that it has requested to register; and

  (E)           the Company shall not be required to take any action pursuant to this Section 2.1 if it has previously filed and caused to remain effective for the period required by Section 2.1(f) at least two registration statements.

(b)           Registration of Other Securities.  Whenever the Company shall effect a registration pursuant to Section 2.1(a) hereof, no securities other than (i) Registrable Securities and (ii) Common Stock to be sold by the Company for its own account shall be included among the securities covered by such registration unless Investor shall have consented in writing to the inclusion of such other securities.

(c)           Registration Statement Form.  Registrations under Section 2.1(a) hereof shall be on Form S-1 or, if permitted by law, Form S-3 (or, in either case, any successor forms thereto) and shall permit the disposition of the Registrable Securities pursuant to an underwritten Public Offering unless Investor determines otherwise, in which case pursuant to the method of disposition determined by Investor.  The Company agrees to include in any such registration statement filed pursuant to Section 2.1(a) hereof all information relating to Investor, including without limitation, any plan of distribution of the Registrable Securities by Investor, which Investor, upon advice of counsel, shall reasonably request.

(d)           Effective Registration Statement.  A registration requested pursuant to Section 2.1(a) hereof shall not be deemed to have been effected

  (i)            unless a registration statement with respect thereto has become effective by the Commission and remains effective in compliance with the provisions of the Securities Act and the laws of any state or other jurisdiction applicable to the disposition of Registrable Securities covered by such registration statement for the period required by Section 2.1(f);

  (ii)           if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority or court for any reason other than a violation of applicable law solely by the Investor and has not thereafter become effective; or

  (iii)           if, in the case of an underwritten Public Offering, the conditions to closing specified in an underwriting agreement to which the Company is a party are not satisfied or waived other than by reason of any breach or failure by any Investor or are not otherwise waived.

The holders of Registrable Securities to be included in a registration statement may at any time terminate a request for registration made pursuant to Section 2.1(a) in accordance with Section 2.1(a)(ii)(D).

(e)           Selection of Underwriters.  The underwriter or underwriters of each underwritten Public Offering, if any, of the Registrable Securities to be registered pursuant to Section 2.1(a) hereof shall be an internationally recognized investment bank mutually selected by Investor owning at least a majority of the shares of Registrable Securities to be registered and the Company.

(f)           Period of Effectiveness.  The Company agrees to use its reasonable best efforts to keep any registration statement filed pursuant to Section 2.1(a) hereof continuously effective for the period beginning on the date on which such registration statement becomes effective under the Securities Act until the earlier to occur of (i) eighteen (18) months thereafter (plus a number of Business Days equal to the number of Business Days, if any, that such registration statement is not kept effective after the initial date of its effectiveness and prior to eighteen (18) months thereafter pursuant to Section 2.7(b) or otherwise), (ii) the day after the date on which all of the Registrable Securities covered by such registration statement have been sold pursuant to such registration statement or another registration statement and (iii) the first date on which there shall cease to be any Registrable Securities covered by such registration statement.

(g)           Shelf Registration.  In connection with any request pursuant to Section 2.1(a), Investor may make a written request that the Company file a shelf registration statement (a “Shelf Registration Statement”) pursuant to Rule 415 promulgated under the Securities Act (a “Shelf Registration”) and any related qualification or compliance with respect to all or part of the Registrable Securities owned by Investor, provided that Investor proposes to sell shares of its Registrable Securities having an aggregate price (calculated based upon the Market Price of such Registrable Securities as of the date of such request) of at least $1,000,000.

2.2           Piggyback Registration.  If the Company proposes to register any of its securities under the Securities Act by registration on any forms other than Form S-4 or S-8 (or any successor or similar form(s)), whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, it shall give prompt written notice to Investor of its intention to do so and of Investor’s rights (if any) under this Section 2.2, which notice, in any event, shall be given at least 30 days prior to such proposed registration.  Upon the written request of Investor made within 20 days after the receipt of any such notice (10 days if the Company states in such written notice or gives telephonic notice to the relevant securityholders, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Registrable Securities intended to be disposed of by Investor, the Company shall, subject to Section 2.5(b) hereof, effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by Investor; provided that:

(a)           prior to the effective date of the registration statement filed in connection with such registration, promptly following receipt of notification by the Company from the managing underwriter (if an underwritten Public Offering) of the price at which such securities are to be sold, the Company shall so advise Investor of such price, and Investor shall then have the right, exercisable in its sole discretion, irrevocably to withdraw its request to have its Registrable Securities included in such registration statement, by delivery of written notice of such withdrawal to the Company within five Business Days of its being advised of such price, without prejudice to the rights of any holder or holders of Registrable Securities to include Registrable Securities in any future registration (or registrations) pursuant to this Section 2.2 or to cause such registration to be effected as a registration under Section 2.1(a) hereof;

(b)           if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to Investor and (i) in the case of a determination not to register, shall be relieved of its obligation to register Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Expenses in connection therewith), without prejudice, however, to the rights of Investor to include Registrable Securities in any future registration (or registrations) pursuant to this Section 2.2 or to cause such registration to be effected as a registration under Section 2.1(a) hereof, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities; and

(c)           if such registration was initiated by the Company for its own account and involves an underwritten Public Offering, Investor shall sell its Registrable Securities on the same terms and conditions as those that apply to the Company, and the underwriters of each such underwritten Public Offering shall be a nationally recognized underwriter (or underwriters) selected by the Company.

No registration effected under this Section 2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1(a) hereof and no registration effected pursuant to this Section 2.2 shall be deemed to have been effected pursuant to Section 2.1(a) hereof.

2.3           Expenses.  The Company shall pay all Expenses in connection with any registration initiated pursuant to Sections 2.1(a) or 2.2 hereof, whether or not such registration shall become effective and whether or not all or any portion of the Registrable Securities originally requested to be included in such registration are ultimately included in such registration.

2.4           Registration Procedures.  If and whenever the Company is required to effect any registration under the Securities Act as provided in Sections 2.1(a) or 2.2 hereof, the Company shall, as expeditiously as possible:

(a)           prepare and file with the Commission promptly and, in any event on or before the date that is 90 days after the receipt by the Company of the written request from the Investor, the requisite registration statement to effect such registration and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any registration of its securities that are not shares of Registrable Securities (and, under the circumstances specified in Sections 2.2 and 2.7(b) hereof, its securities that are shares of Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

(b)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities has been disposed of in accordance with the method of disposition set forth in such registration statement;

(c)           furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, such number of copies of such drafts and final conformed versions of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and any documents incorporated by reference), such number of copies of such drafts and final versions of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as any Investor or any underwriter may reasonably request in writing;

(d)           use its reasonable best efforts (i) to register or qualify all Registrable Securities and other securities, if any, covered by such registration statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the sellers of Registrable Securities covered by such registration statement shall reasonably request in writing, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action that may be necessary or reasonably advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(e)           use its reasonable best efforts to cause all Registrable Securities and other securities, if any, covered by such registration statement to be registered with or approved by such other Governmental Authority as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(f)           use its reasonable best efforts to obtain and, if obtained, furnish to each seller of Registrable Securities, and each such seller’s underwriters, if any, a signed

  (i)           opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration involves an underwritten Public Offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters), reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such seller, and

  (ii)           “cold comfort” letter, dated the effective date of such registration statement (and, if such registration involves an underwritten Public Offering, dated the date of the closing under the underwriting agreement and addressed to the underwriters) and signed by the independent registered public accounting firm who have certified the Company’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent registered public accounting firm customarily given in such an offering) in form and substance to such seller, in each case of clauses (i) and (ii) above, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the independent registered public accounting firm’s comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in the independent registered public accounting firm’s comfort letters delivered to underwriters in underwritten Public Offerings of securities;

(g)           notify each seller of Registrable Securities and other securities covered by such registration statement, if any, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the written request of any such seller of Registrable Securities, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(h)           use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement relating to the Registrable Securities at the earliest possible moment;

(i)           otherwise comply with all applicable rules and regulations of the Commission and any other Governmental Authority having jurisdiction over the offering, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and furnish to each seller of Registrable Securities and to the managing underwriter, if any, at least ten days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus;

(j)           use its reasonable best efforts to cause all Registrable Securities covered by a registration statement (i) to be listed on a national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if the Company is not permitted pursuant to clause (i) above to list Registrable Securities on a national securities exchange, use its reasonable best efforts to secure designation of all Registrable Securities as a “national market system security” within the meaning of Rule 600(b)(46) of Regulation NMS or, failing that, to secure authorization for the Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least three (3) market makers to register with FINRA as such with respect to such Registrable Securities;

(k)           provide a transfer agent and registrar for the Registrable Securities covered by a registration statement no later than the effective date thereof;

(l)           enter into such agreements (including an underwriting agreement in customary form) and, subject to Section 2.7(c), take such other actions as Investor holding a majority of the shares of Registrable Securities covered by such registration statement shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification;

(m)           if requested by the managing underwriter(s) or Investor holding a majority of the shares of Registrable Securities being sold in connection with an underwritten Public Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter(s) and Investor of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including without limitation, information with respect to the number of shares of Registrable Securities being sold to such underwriters, the purchase price being paid therefore by such underwriters and with respect to any other terms of the underwritten Public Offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and

(n)           if requested by Investor holding a majority of the shares of Registrable Securities being sold, cooperate with such Investor and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such share amounts and registered in such names as the managing underwriter(s) or, if none, Investor holding a majority of the shares of Registrable Securities being sold, may request at least three Business Days prior to any sale of Registrable Securities to the underwriters.

As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of Investor, Investor must furnish to the Company in writing such information (the “Investor Information”) regarding itself, the Registrable Securities held by it and the intended methods of disposition of the Registrable Securities held by it as is necessary to effect the registration of Investor’s Registrable Securities and is requested in writing by the Company.  At least 30 days prior to the first anticipated filing date of a registration statement for any registration under this Agreement, the Company will notify in writing Investor of Investor Information which the Company is requesting from that Investor whether or not Investor has elected to have any of its Registrable Securities included in the registration statement.  If, within ten days prior to the anticipated filing date, the Company has not received the requested Investor Information from Investor, then the Company may file the registration statement without including Registrable Securities of that Investor.

Investor agrees that, as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Registrable Securities, it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Registrable Securities.  Investor further agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) of this Section 2.4, Investor shall forthwith discontinue Investor’s disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g) of this Section 2.4 and, if so directed by the Company, shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in Investor’s possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.  If any event of the kind described in subsection (g) of this Section 2.4 occurs and such event is the fault solely of Investor or Investor due to the inaccuracy of Investor Information provided by Investor(s) for inclusion in the registration statement, Investor (or Investor) shall pay all Expenses attributable to the preparation, filing and delivery of any supplemented or amended prospectus contemplated by subsection (g) of this Section 2.4.

2.5           Underwritten Offerings.

(a)           Requested Underwritten Offerings.  If requested by the underwriters in connection with a request for a registration under Section 2.1 hereof that is a firm commitment underwritten Public Offering, the Company and Investor shall enter into a firm commitment underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and Investor owning at least a majority of the Registrable Securities that is included in such registration and to contain such representations and warranties by the Company and such Investor and such other terms as are customary in agreements of that type, including, without limitation, indemnification and contribution to the effect and to the extent provided in Section 2.8 hereof.

(b)           Piggyback Underwritten Offerings; Priority.

  (i)           If the Company proposes to register any of its securities under the Securities Act for its own account as contemplated by Section 2.2 hereof and such securities are to be distributed by or through one or more underwriters, and if the managing underwriter of such underwritten Public Offering shall advise the Company in writing (with a copy to Investor) that if all the Registrable Securities requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which could be sold in such offering within a price range acceptable to the Company (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 2.2, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, securities that the Company proposes to issue and sell for its own account, (ii) second, Registrable Securities requested to be registered by Investor pursuant to Section 2.2 hereof, and (iii) third, other securities, if any.

  (ii)           In the case of any other registration contemplated by Section 2.2 involving an underwritten Public Offering, if the managing underwriter of such underwritten Public Offering shall advise the Company in writing (with a copy to Investor) that if all Registrable Securities requested to be included in such registration were so included, in its opinion, the number and type of securities proposed to be included in such registration would exceed the number and type of securities which would be sold in such offering within a price range stated to such managing underwriter by Investor owning at least a majority of the shares of Registrable Securities requested to be included in such registration to be acceptable to such Investor (such writing to state the basis of such opinion and the approximate number and type of securities which may be included in such offering without such effect), then the Company shall include in such registration pursuant to Section 2.2, to the extent of the number and type of securities which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be registered by Investor pursuant to Section 2.2 hereof, (ii) second, securities that the Company proposed to issue and sell for its own account and (iii) third, other securities.

Any Investor may withdraw its request to have all or any portion of its Registrable Securities included in any such offering by notice to the Company within 10 days after receipt of a copy of a notice from the managing underwriter pursuant to this Section.

(c)           Investor to be Parties to Underwriting Agreement.  The holders of Registrable Securities to be distributed by underwriters in an underwritten Public Offering contemplated by subsections (a) or (b) of this Section shall be parties to the underwriting agreement between the Company and such underwriters and any Investor, at its option, may reasonably require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of Investor and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Investor.  No Investor shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding Investor, Investor’s Registrable Securities and Investor’s intended method of distribution.

(d)           Holdback Agreements.  Investor agrees, unless otherwise agreed to by the managing underwriter for any underwritten Public Offering pursuant to this Agreement, not to effect any sale or distribution of any equity securities of the Company or securities convertible into or exchangeable or exercisable for equity securities of the Company, including any sale under Rule 144 under the Securities Act, during the 10 days prior to the date on which an underwritten registration of Registrable Securities pursuant to Section 2.1 or 2.2 hereof has become effective and until 90 days after the effective date of such underwritten registration, except as part of such underwritten registration or to the extent that Investor is prohibited by applicable law from agreeing to withhold securities from sale or is acting in its capacity as a fiduciary or an investment adviser.  Without limiting the scope of the term “fiduciary,” a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the securities proposed to be sold are subject to the Employee Retirement Income Security Act of 1974, as amended, the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended, or if such securities are held in a separate account under applicable insurance law or regulation.

The Company agrees (i) not to effect any Public Offering or distribution of any equity securities of the Company, or securities convertible into or exchangeable or exercisable for equity securities of the Company, during the 10 days prior to the date on which any underwritten registration pursuant to Section 2.1 has become effective and until 90 days after the effective date of such underwritten registration, except as part of such underwritten registration, and (ii) to cause each holder of any equity securities, or securities convertible into or exchangeable or exercisable for equity securities, in each case, acquired from the Company at any time on or after the date of this Agreement (other than in a Public Offering), to agree not to effect any Public Offering or distribution of such securities during such period.

2.6           Preparation; Reasonable Investigation.

(a)           Registration Statements.  In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company shall (i) give representatives (designated to the Company in writing) of Investor, the underwriters, if any, and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of all underwriters and one firm of counsel, one firm of accountants and one firm of other agents retained on behalf of Investor (as a group), the reasonable opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, (ii) upon reasonable advance notice to the Company, give each of them such reasonable access to all financial and other records, corporate documents and properties of the Company and its subsidiaries, as shall be necessary, in the reasonable opinion of Investor’s and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act, and (iii) upon reasonable advance notice to the Company, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accounting firm who have certified its financial statements as shall be necessary, in the reasonable opinion of Investor’s and such underwriters’ counsel, to conduct a reasonable due diligence investigation for purposes of the Securities Act.

(b)           Confidentiality.  Investor shall maintain the confidentiality of any confidential information received from or otherwise made available by the Company to Investor.  Information that (i) is or becomes available to Investor from a public source other than as a result of a disclosure by Investor or any of its Affiliates, (ii) is disclosed to Investor by a third-party source who Investor reasonably believes is not bound by an obligation of confidentiality to the Company, (iii) is or becomes required to be disclosed by Investor by law, including by court order, or (iv) is independently developed by Investor, shall not be deemed to be confidential information for purposes of this Agreement.  The Investor shall not grant access, and the Company shall not be required to grant access, to information under this Section 2.6 to any Person who will not agree to maintain the confidentiality (to the same extent Investor is required to maintain confidentiality) of any confidential information received from or otherwise made available to it by the Company or Investor under this Agreement.

2.7           Postponements.

(a)           If the Company shall fail to file any registration statement to be filed pursuant to a request for registration under Section 2.1(a) hereof, the Investor(s) requesting such registration shall have the right to withdraw the request for registration.  Any such withdrawal shall be made by giving written notice to the Company within 20 days after, in the case of a request pursuant to Section 2.1(a) hereof, the date on which a registration statement would otherwise have been required to have been filed with the Commission under clause (i) of Section 2.4(a) hereof (i.e., 20 days after the date that is 90 days after the receipt by the Company of the written request from the Investor(s)).  In the event of such withdrawal, the request for registration shall not be counted for purposes of determining the number of registrations to which Investor are entitled pursuant to Section 2.1 hereof.  The Company shall pay all Expenses incurred in connection with a request for registration withdrawn pursuant to this paragraph.

(b)           The Company shall not be obligated to file any registration statement, or file any amendment or supplement to any registration statement, and may suspend any Investor’s rights to make sales pursuant to any effective registration statement, at any time (but not to exceed one time in any twelve-month period) when the Company, in the good faith judgment of the Board, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would adversely affect a pending or proposed Public Offering of the Company’s securities, a material financing, or a material acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or negotiations, discussions or pending proposals with respect thereto.  The filing of a registration statement, or any amendment or supplement thereto, by the Company cannot be deferred, and Investor’s rights to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the preceding sentence, for more than ten days after the abandonment or consummation of any of the foregoing proposals or transactions or for more than 120 days after the date of the Board’s determination referenced in the preceding sentence.  If the Company suspends Investor’s rights to make sales pursuant hereto, the applicable registration period shall be extended by the number of days of such suspension.

(c)           If a Shelf Registration Statement has been filed, becomes effective and remains effective under Section 2.1(g), then the Company shall be entitled to postpone any demand registration pursuant to Section 2.1(a) or underwritten Public Offering requested by Investor for a period not exceeding 90 days from the date of such request if, in the reasonable opinion of the Company’s management acting in good faith, the filing of the registration statement or underwritten Public Offering and all obligations arising out of such actions are not in the best interests of the Company at that time; provided, however, if Investor disagrees with such determination, it shall notify the Company in writing of such disagreement and the Chairman of the Audit Committee shall make the determination, which shall be final and binding upon the parties.  It being understood that the Company shall only be entitled to such postponement under this Section 2.7(c) once every 180 days.

2.8           Indemnification by the Company.

(a)           In connection with any registration statement filed by the Company pursuant to Section 2.1 or 2.2 hereof, to the fullest extent permitted by law the Company shall, and hereby agrees to, indemnify and hold harmless, Investor and seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls (within the meaning of the Exchange Act) Investor or seller or any such underwriter, and their respective shareholders, members, directors, officers, employees, partners, agents and Affiliates (each, a “Company Indemnitee” for purposes of this Section 2.8(a)), against any losses, claims, damages, liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof and whether or not such indemnified party is a party thereto), joint or several, and expenses, including, without limitation, the reasonable fees, disbursements and other charges of legal counsel and reasonable costs of investigation, to which such Company Indemnitee may become subject under the Securities Act or otherwise (collectively, a “Loss” or “Losses”), insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered or otherwise offered or sold under the Securities Act or otherwise, any preliminary prospectus, final prospectus or summary prospectus related thereto, or any amendment or supplement thereto (collectively, “Offering Documents”), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made not misleading, or any violation by the Company of any federal or state law, rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; provided that, the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Offering Documents in reliance upon and in conformity with information furnished to the Company in a writing duly executed by such Company Indemnitee specifically stating that it is expressly for use therein; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other person, if any, who controls (within the meaning of the Exchange Act) such underwriter, in any such case to the extent that any such Loss arises out of such Person’s failure to send or give a copy of the final prospectus (including any documents incorporated by reference therein), as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Company Indemnitee and shall survive the transfer of such securities by such Company Indemnitee.

(b)           Indemnification by the Offerors and Sellers.  In connection with any registration statement filed by the Company pursuant to Section 2.1 or 2.2 hereof in which Investor has registered for sale Registrable Securities, Investor or seller of Registrable Securities shall, and hereby agrees to, indemnify and hold harmless to the fullest extent permitted by law the Company and each of its directors, officers, employees, agents, partners, shareholders, Affiliates and each other Person, if any, who controls (within the meaning of the Exchange Act) the Company and each other seller and such seller’s employees, directors, officers, shareholders, members, partners, agents and Affiliates (each, an “Investor Indemnitee” for purposes of this Section 2.8(b)), against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents (or any document incorporated by reference therein) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of circumstances in which they were made not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in a writing duly executed by Investor or seller of Registrable Securities specifically stating that it is expressly for use therein; provided, however, that the liability of such indemnifying party under this Section shall be limited to the amount of the net proceeds (after giving effect to underwriting discounts and commissions) received by such indemnifying party in the sale of Registrable Securities giving rise to such liability.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Investor Indemnitee, and shall survive the transfer of such securities by such indemnifying party.

(c)           Notices of Losses, etc.  Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a Loss referred to in the preceding subsections of this Section, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section except to the extent that the indemnifying party is materially and actually prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Loss, to assume and control the defense thereof, in each case at its own expense, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after its assumption of the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof.  No indemnifying party shall be liable for any settlement of any such action or proceeding effected without its written consent.  No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such Loss or which requires action on the part of such indemnified party or otherwise subjects the indemnified party to any obligation or restriction to which it would not otherwise be subject.

(d)           Contribution.  If the indemnification provided for in this Section shall for any reason be unavailable to an indemnified party under subsection (a) or (b) of this Section in respect of any Loss, then, in lieu of the amount paid or payable under subsection (a) or (b) of this Section, the indemnified party and the indemnifying party under subsection (a) or (b) of this Section shall contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating the same) (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such Loss or action in respect thereof, with respect to the statements, omissions or action which resulted in such Loss or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and such prospective sellers, on the other hand, from their sale of Registrable Securities; provided that, for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount received by such sellers.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  The obligations, if any, of the selling holders of Registrable Securities to contribute as provided in this subsection (d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint.  In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or Loss effected without such Person’s consent.

(e)           Other Indemnification.  The Company shall, in connection with any registration statement filed by the Company pursuant to Section 2.1(a) or 2.2, and Investor who has registered for sale Registrable Securities shall, with respect to any required registration or other qualification of securities under any federal or state law or regulation of any Governmental Authority other than the Securities Act, indemnify Investor Indemnitees and Company Indemnitees, respectively, against Losses, or, to the extent that indemnification shall be unavailable to Investor Indemnitee or Company Indemnitee, contribute to the aggregate Losses of Investor Indemnitee or Company Indemnitee in a manner similar to that specified in the preceding subsections of this Section (with appropriate modifications).

(f)           Indemnification Payments.  The indemnification and contribution required by this Section 2.8 shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when any Loss is incurred and is due and payable.

2.9           Registration Rights to Others.  If the Company shall at any time hereafter provide to any holder of any securities of the Company rights with respect to the registration of such securities under the Securities Act, such rights shall not be in conflict with or adversely affect any of the rights provided to the holders of Registrable Securities in, or conflict (in a manner that adversely affects holders of Registrable Securities) with any other provisions included in, this Agreement.  To the extent the Company provides any right to others that are more favorable than those provided for herein, the Company shall be required to make appropriate modifications to this Agreement to ensure that Investor (for so long as Investor, together with its Affiliates, owns 10% or more of the outstanding Common Stock or for so long as Investor is an Affiliate of the Company by virtue of a representative of Investor serving on the Company’s Board) will have the benefit of terms that are at least as favorable as those provided to such other persons.

2.10           Adjustments Affecting Registrable Securities.  Without the written consent of the Investor, the Company shall not effect or permit to occur any combination, subdivision or reclassification of Registrable Securities that would materially adversely affect the ability of Investor to include such Registrable Securities in any registration of its securities under the Securities Act contemplated by this Agreement or the marketability of such Registrable Securities under any such registration or other offering.

2.11           Rule 144 and Rule 144A.  The Company shall take all actions reasonably necessary to enable Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or (c) any similar rules or regulations hereafter adopted by the Commission, including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed under the Exchange Act.  Upon the written request of any Investor, the Company shall deliver to Investor a written statement as to whether it has complied with such requirements.

2.12           Nominees for Beneficial Owners.  In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company, be treated as Investor of such Registrable Securities for purposes of any request or other action by any Investor or Investor pursuant to this Agreement or any determination of the number or percentage of shares of Registrable Securities held by any Investor or Investor contemplated by this Agreement.  If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

2.13           Calculation of Percentage or Number of Shares of Registrable Securities.  For purposes of this Agreement, all references to a percentage or number of shares of Registrable Securities or Common Stock shall be calculated based upon the number of shares of Registrable Securities or Common Stock, as the case may be, outstanding at the time such calculation is made and shall exclude any Registrable Securities or Common Stock, as the case may be, owned by the Company or any Subsidiary of the Company.  For the purposes of calculating any percentage or number of shares of Registrable Securities or Common Stock as contemplated by the previous sentence, the terms “Investor” shall include all Affiliates thereof owning any shares of Registrable Securities or Common Stock.

2.14           Termination of Registration Rights.  The Company’s obligations under Sections 2.1 and 2.2 hereof to register Common Stock for sale under the Securities Act with respect to any Investor shall terminate on the first date on which no shares of Registrable Securities are held by Investor.

ARTICLE III

MISCELLANEOUS

3.1           Injunctive Relief.  The Investor and the Company acknowledge and agree that a violation of any of the terms of this Agreement will cause Investor irreparable injury for which adequate remedy at law is not available.  Accordingly, it is agreed that each of the Company and Investor shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.

3.2           Amendments; Entire Agreement.  This Agreement may be amended and the Company may take action herein prohibited, or omit to perform any act herein required to be performed by it, if, but only if, the Company has obtained the written consent of Investor.  This Agreement, the Purchase Agreement, Senior Secured Note Agreement between Company and Investor dated as of the date hereof,  and the documents ancillary to each of the foregoing constitute the entire agreement between the parties and supersedes all other prior agreements and understandings, both written and oral, among some or all of the parties with respect to the subject matter hereof.

3.3           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

3.4           Successors and Assigns.  The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, each of which successors shall agree in a writing in form and substance reasonably satisfactory to the Company to become a party hereto and be bound to the same extent as the parties hereto hereby.  This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned or transferred by any Investor without the prior written consent of the Company, except for transfers to the Affiliates, heirs, executors and administrators of Investor.  Any purported assignment in violation of this provision shall be null and void ab initio.

3.5           Notices.  All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or two Business Days after being delivered to a recognized courier (whose stated terms of delivery are two Business Days or less to the destination of such notice), or, in the case of telecopy notice, when received, addressed as set forth on Schedule A hereto to the parties hereto, or to such other address as may be hereafter notified by the respective parties hereto.

3.6           Counterparts.  This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

3.7           Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein.  The parties hereto irrevocably submit to the exclusive jurisdiction of any state or federal court sitting in the County of New York, in the State of New York over any action or proceeding arising out of or relating to this Agreement or the transaction contemplated hereby to the fullest extent they may effectively do so under applicable law, the parties hereto irrevocably waive and agree not to assert, by way of motion, as a defense or otherwise, (a) any claim that they are not subject to the jurisdiction of any such court, (b) any objection that they may now or hereafter have to the laying of the venue of any such action or proceeding brought in any such court and (c) any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

3.8           Waiver of July Trial.  Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date first above written.

COMPANY:

RESOURCE HOLDINGS, INC.

By:	/s/ Michael Campbell
Name: Michael Campbell
Title: President

INVESTOR:

WEST VENTURES, LLC

By:	/s/ Ari Hirt
Name: Ari Hirt
Title: Portfolio Manager

SCHEDULE A

NOTICES

if to West Ventures, LLC, to:

152 West 57th Street, 54th Floor
New York, NY  10019
Phone:  212-581-0500
Fax:  212-581-0002
Attn: Ari Hirt
Email: ahirt@platinumlp.com

with a copy to:

DLA Piper LLP (US)
1201 West Peachtree Street, Suite 2800
Atlanta, GA 30309
Attn: Brian M. Gordon
Fax: (404) 682-7819

if to the Company, to:

Resource Holdings, Inc.
11753 Willard Avenue
Tustin, CA. 92782
Fax:

with a copy to:

Pryor Cashman LLP
7 Times Square
New York, NY  10036-6569
Attn:  Eric M. Hellige
Fax:  (212) 798-6380